                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      August 12, 2002
                                                 ------------------------------



                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                       0-11630               76-0471342
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 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)



          1240 East Campbell Road, Richardson, Texas                 75081
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           (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code        (469) 330-4960
                                                   ----------------------------





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ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of Herman M. Frietsch, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Robert P. Capps, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report of Form 10-Q for the quarterly period ended June 30, 2002 on August 12, 2002.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A

     (c) Exhibits:

               99.1     Certificate of Chief Executive Officer

               99.2     Certificate of Chief Financial Officer



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TeraForce Technology Corporation
                                          -------------------------------------
                                                     (Registrant)


Date:   August 12 , 2002                  By: /s/ Herman M. Frietsch
      ---------------------                  ----------------------------------
                                                        (Signature)
                                              Herman M. Frietsch
                                              Chairman of the Board and CEO



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                               INDEX TO EXHIBITS

             EXHIBIT
              NUMBER    DESCRIPTION
             -------    -----------
               99.1     Certificate of Chief Executive Officer

               99.2     Certificate of Chief Financial Officer